EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of April, 2013.

/s/	TARA M. ABRAHAM
[Signature]

Tara M. Abraham
[Printed Name]

	/s/	APRIL SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	CARL BAKER, JR.
[Signature]

Carl Baker, Jr.
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	GEORGE W. BROUGHTON
[Signature]

George W. Broughton
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	RICHARD FERGUSON
[Signature]

Richard Ferguson
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	JAMES S. HUGGINS
[Signature]

James S. Huggins
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of April, 2013.

/s/	BRENDA F. JONES
[Signature]

Brenda F. Jones
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	DAVID L. MEAD
[Signature]

David L. Mead
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of April, 2013.

/s/	SUSAN D. RECTOR
[Signature]

Susan D. Rector
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	THEODORE P. SAUBER
[Signature]

Theodore P. Sauber
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of additional common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2013.

/s/	THOMAS J. WOLF
[Signature]

Thomas J. Wolf
[Printed Name]

	/s/	APRIL A SAMPSON
Notary Public

APRIL ANNE SAMPSON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires October 14, 2013